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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



                                  JUNE 8, 2001
                                (Date of Report)

                           NCI BUILDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                     1-14315                       76-0127701
  (State or other               (Commission                  (I.R.S. Employer
  jurisdiction of              File Number)                 Identification No.)
  incorporation)


                      10943 NORTH SAM HOUSTON PARKWAY WEST
                              HOUSTON, TEXAS 77064
                    (Address of principal executive offices)

                                 (281) 897-7788
                         (Registrant's telephone number,
                              including area code)

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         ITEM 5:  OTHER EVENTS

                  On June 7, 2001, the Company distributed a letter to its shareholders explaining the restatement of its financial statements for the fiscal years ended October 31, 1999 and October 31, 2000 and for the first quarter of fiscal 2000 and providing the shareholders with tabular information showing the effects of the restatement on net income and earnings per share for the restated periods. A copy of the Company's letter to its shareholders dated June 7, 2001 is attached as Exhibit 99.1 to this Form 8-K.

         ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.  The following exhibits are filed with this
                                      Form 8-K:

                           99.1     Letter to Shareholders dated June 7, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NCI BUILDING SYSTEMS, INC.
                                             (Registrant)




                                    By:/s/ Robert J. Medlock
                                       -----------------------------------------
                                       Robert J. Medlock, Executive Vice
                                       President and Chief Financial Officer

                                    Dated:  June 8, 2001




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                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER           DESCRIPTION
         -------          -----------
         99.1             Letter to Shareholders dated June 7, 2001